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                                                                  Exhibit 23.0


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K for the year ended December 31, 1996, into the Company's previously filed Registration Statement on Form S-8, File Number 33-91088.



ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 31, 1997